UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Limited Duration High Income Portfolio

March 31, 2013

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 15, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Limited Duration High Income Portfolio (the “Fund”) for the semi-annual reporting period ended March 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s, CCC+ by S&P or CCC by Fitch at time of purchase. (For this purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted). The Fund will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to frequently use hedging instruments to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged).

All share classes of the Fund underperformed the benchmark for the six- and 12-month periods, before sales charges, driven by negative security

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	1

and country selection. Credit markets posted strong returns for both periods—against this backdrop, the Fund provided a solid positive return, capturing approximately 75% of the return of the broader high-yield market for both periods. The Fund is structured to generate less volatile returns while achieving much of the yield and return of the broad high- yield market. The Limited Duration High Income Investment Team expects the Fund to underperform the broader high-yield market in bullish environments due to the protections in place to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to outperform the index in a bearish market due to these protections. Over a full market cycle, the Team estimates the Fund will generate less volatile returns while achieving much of the yield and return of the broad high-yield market.

Within the Fund’s high-yield corporate holdings, selection in capital goods, telecommunications, basic, banks and services industries detracted for both periods. Positive security selection within the Fund’s electric and consumer non-cyclical positions tempered performance. The Fund’s underweight to Europe detracted for both periods; the high-yield market in that region rebounded as the European Central Bank stepped in with supportive measures. Within the Fund’s non-benchmark exposures for both periods, positions in commercial mortgage-backed securities (“CMBS”) helped performance, while exposure to emerging market debt and bank loans detracted. Exposure to nominal investment-grade corporates detracted for the six-month period and contributed for the 12-month period. An allocation to U.S. Treasuries detracted for both periods.

Credit default swaps were utilized for hedging and investment purposes during both periods, which had a positive impact on performance. Currency forwards were utilized during both periods to hedge the currency risk on non-U.S. dollar positions; currency options were also utilized as a hedge against market conditions of various countries. These forwards and options had no material impact on performance. During both periods, interest rate swaps were utilized in order to manage both duration and yield curve positioning; overall yield curve positioning had an immaterial impact for the six-month period and was positive for the 12-month period, attributable to an overweight in five-year and long-dated maturities along the U.S. yield curve. Equity derivatives were utilized for hedging purposes during both periods, which had an immaterial impact on performance.

Market Review and Investment Strategy

Fixed-income markets were mixed for the six-month period ended March 31, 2013, with credit sectors (particularly high-yield and financials) outperforming government bonds as monetary-policy regimes remained accommodative and U.S. economic data generally improved. U.S. Treasury returns fell into negative territory, as Treasury yields rose and the yield curve steepened. Conversely, spreads in most non-government sectors modestly

2	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

tightened. Investors were relatively unaffected by fresh political and systemic concerns in the euro area, with Cyprus in particular dominating headlines. The country avoided bankruptcy and a forced exit from the euro by agreeing to a €10 billion bailout of its banking sector. While the crisis posed little direct threat to the euro area—Cyprus accounts for just 0.2% of the region’s gross domestic product—the bailout’s terms set a precedent that was seen as potentially risky for depositors and shareholders in other euro area banks.

Investors, already buoyed by the U.S. Federal Reserve’s extension of its quantitative easing program in the third quarter 2012, took heart from similar actions by the Bank of Japan (“BOJ”) and official rate cuts by a number of central banks, including the Reserve Bank of Australia. The approval of a new austerity package by Greece’s parliament appeared to reduce Greece’s risk of being forced out of the euro area, while the outcomes of the U.S. election and the leadership selection process in China added to an improved sense of political certainty. After appointing a new governor and deputy governor of the BOJ, the Japanese government began to implement Prime Minister Shinzo Abe’s aggressive stimulatory policies. This led to a weakening of the yen, while expectations that the BOJ would include longer-dated Japanese government bonds (“JGBs”) in its asset purchase program caused JGBs to rally.

The Team expects continued modest global growth in 2013, led by emerging markets (mainly China) and the U.S., with the potential for a short-term, stimulus-driven rebound in the Japanese economy. In the Team’s view, the transition to a consumer-based recovery in the U.S. may help offset the continuing retrenchment in the public sector, and fiscal austerity will continue to weigh on euro-area growth, as political and systemic risks remain important to the region’s outlook. The Team’s focus is on maintaining the Fund’s corporate exposure, with a focus on security selection. The Team regards credit valuations as fair, and the lack of nongovernment bond supply remains supportive. The Fund remains overweight the U.S. and underweight the euro area because of heightened risk. The Fund also continues to maintain non-benchmark exposure to CMBS, bank loans and investment-grade corporates.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivative transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2013	NAV Returns
	6 months	12 months
AllianceBernstein Limited Duration High Income Portfolio

Class A	4.59%	10.06%

Class C	4.12%	9.16%

Advisor Class*	4.74%	10.42%

Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged)	6.39%	12.85%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			2.54%
1 Year	10.06%	5.42%
Since Inception**	10.74%	7.18%

Class C Shares			1.96%
1 Year	9.16%	8.16%
Since Inception**	9.86%	9.86%

Advisor Class Shares‡			2.96%
1 Year	10.42%	10.42%
Since Inception**	11.02%	11.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.88%, 2.65% and 1.93% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through December 7, 2014. Absent reimbursements or waivers, performance would have been lower.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2013.

**	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	5.42%
Since Inception**	7.18%

Class C Shares
1 Year	8.16%
Since Inception**	9.86%

Advisor Class Shares‡
1 Year	10.42%
Since Inception**	11.02%

**	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.90	$5.36	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%
Class C
Actual	$1,000	$1,041.20	$8.91	1.75%
Hypothetical**	$1,000	$1,016.21	$8.80	1.75%
Advisor Class
Actual	$1,000	$1,047.40	$3.83	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class R
Actual	$1,000	$1,044.80	$6.37	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class K
Actual	$1,000	$1,046.10	$5.10	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class I
Actual	$1,000	$1,047.40	$3.83	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $109.7

*	All data are as of March 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

*	All data are as of March 31, 2013. The Portfolio’s country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Australia, Azerbaijan, Barbados, China, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Lithuania, Mexico, Norway, Portugal, Serbia, South Africa, Sri Lanka, Switzerland, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES-NON-INVESTMENT GRADES – 65.1%
Industrial – 58.5%
Basic – 7.0%
AK Steel Corp. 8.75%, 12/01/18(a)	U.S.$	113	$124,583
Aleris International, Inc. 7.625%, 2/15/18		350	371,000
ArcelorMittal
5.00%, 2/25/17		135	141,277
5.375%, 6/01/13		190	191,197
Ashland, Inc. 3.875%, 4/15/18(a)		430	435,375
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, 11/01/17		450	484,875
Commercial Metals Co.
6.50%, 7/15/17		99	108,405
7.35%, 8/15/18		68	75,480
Consol Energy, Inc. 8.00%, 4/01/17		100	108,000
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		139	141,432
GrafTech International Ltd. 6.375%, 11/15/20(a)		776	803,160
Huntsman International LLC 8.625%, 3/15/20		150	167,625
Ineos Finance PLC 9.00%, 5/15/15(a)		160	168,400
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		155	164,300
New World Resources NV 7.875%, 5/01/18(a)	EUR	160	206,819
NOVA Chemicals Corp. 8.625%, 11/01/19	U.S.$	614	690,750
Novelis, Inc./GA 8.375%, 12/15/17		270	295,650
Peabody Energy Corp. 7.375%, 11/01/16		240	273,600
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(a)		251	252,569
PH Glatfelter Co. 5.375%, 10/15/20		199	208,452
Rock Tenn Co. 4.45%, 3/01/19		235	255,117
Rockwood Specialties Group, Inc. 4.625%, 10/15/20		370	379,250
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		330	336,818

12	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SPCM SA 5.50%, 6/15/20(a)	EUR	120	$164,590
Steel Dynamics, Inc.
6.125%, 8/15/19(a)	U.S.$	295	318,600
7.625%, 3/15/20		205	227,550
US Coatings Acquisition, Inc./Flash Dutch 2 BV 5.75%, 2/01/21(a)	EUR	285	375,374
Vedanta Resources PLC 9.50%, 7/18/18(a)	U.S.$	140	163,800

			7,634,048

Capital Goods – 10.4%
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		200	219,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
4.875%, 11/15/22(a)		200	197,500
5.00%, 11/15/22(a)	EUR	100	127,063
B/E Aerospace, Inc. 6.875%, 10/01/20	U.S.$	385	425,906
Ball Corp. 7.125%, 9/01/16		390	412,425
Bombardier, Inc. 4.25%, 1/15/16(a)		800	830,000
Building Materials Corp. of America 6.875%, 8/15/18(a)		330	353,925
Cemex Espana Luxembourg 9.875%, 4/30/19(a)(b)		150	172,680
Cemex Finance LLC 9.50%, 12/14/16(a)		440	476,300
Clean Harbors, Inc.
5.125%, 6/01/21(a)		56	57,330
5.25%, 8/01/20		615	634,987
CNH Capital LLC
3.875%, 11/01/15		200	205,000
6.25%, 11/01/16		428	472,940
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/01/21		405	442,462
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	290	419,148
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	175	192,938
Griffon Corp. 7.125%, 4/01/18		375	405,000
HD Supply, Inc. 8.125%, 4/15/19		253	285,890
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18		435	473,062

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KM Germany Holdings GmbH 8.75%, 12/15/20(a)	EUR	100	$138,466
KUKA AG 8.75%, 11/15/17(a)		125	180,501
Manitowoc Co., Inc. (The) 9.50%, 2/15/18	U.S.$	175	192,938
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16		260	299,000
Polymer Group, Inc. 7.75%, 2/01/19		290	316,100
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18		206	225,828
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		445	480,600
RSI Home Products, Inc. 6.875%, 3/01/18(a)		282	286,230
Sealed Air Corp. 8.125%, 9/15/19(a)		460	520,375
Silgan Holdings, Inc. 5.00%, 4/01/20		89	91,448
SPX Corp.
6.875%, 9/01/17		200	222,500
7.625%, 12/15/14		185	201,650
Tomkins LLC/Tomkins, Inc. 9.00%, 10/01/18		179	199,361
TransDigm, Inc. 7.75%, 12/15/18		420	460,950
United Rentals North America, Inc. 5.75%, 7/15/18		410	444,337
Vulcan Materials Co. 6.50%, 12/01/16		295	330,400

			11,394,240

Communications - Media – 6.4%
Allbritton Communications Co. 8.00%, 5/15/18		360	389,700
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	451,345
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19	U.S.$	490	527,975
Crown Media Holdings, Inc. 10.50%, 7/15/19		300	338,250
DigitalGlobe, Inc. 5.25%, 2/01/21(a)		683	678,731
DISH DBS Corp.
4.625%, 7/15/17		95	98,562
6.625%, 10/01/14		90	95,737
7.125%, 2/01/16		100	111,125

14	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Intelsat Jackson Holdings SA 7.25%, 10/15/20	U.S.$	405	$444,994
Kabel Deutschland Holding AG 6.50%, 7/31/17(a)	EUR	295	406,507
Lynx II Corp. 6.375%, 4/15/23(a)	U.S.$	200	209,500
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19		265	295,806
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, 10/15/18		235	260,850
RR Donnelley & Sons Co. 7.25%, 5/15/18		275	289,094
Sinclair Television Group, Inc.
5.375%, 4/01/21(a)		194	192,545
8.375%, 10/15/18		255	284,325
9.25%, 11/01/17(a)		130	140,887
Starz LLC / Starz Finance Corp. 5.00%, 9/15/19		90	92,700
5.00%, 9/15/19(a)		390	401,700
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		400	418,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(a)		215	234,362
Univision Communications, Inc. 6.75%, 9/15/22(a)		133	143,640
6.875%, 5/15/19(a)		10	10,688
UPC Holding BV 9.875%, 4/15/18(a)		100	111,625
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		150	165,375
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	185	255,521

			7,049,544

Communications - Telecommunications – 3.0%
CenturyLink, Inc. Series R 5.15%, 6/15/17	U.S.$	400	421,000
Cincinnati Bell, Inc. 8.25%, 10/15/17		100	106,000
8.375%, 10/15/20		103	107,120
Crown Castle International Corp. 7.125%, 11/01/19		90	98,325
Frontier Communications Corp. 7.875%, 4/15/15		83	94,724
MetroPCS Wireless, Inc. 6.25%, 4/01/21(a)		230	234,025
7.875%, 9/01/18		98	107,065

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Communications International, Inc. 7.125%, 4/01/18	U.S.$	105	$109,200
SBA Communications Corp. 5.625%, 10/01/19(a)		257	264,389
SBA Telecommunications, Inc. 5.75%, 7/15/20(a)		291	302,640
Sprint Nextel Corp. 9.00%, 11/15/18(a)		235	290,519
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	100	138,183
Sunrise Communications International SA 7.00%, 12/31/17(a)		100	137,158
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	200	218,000
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		295	307,537
Windstream Corp. 7.50%, 4/01/23		190	201,400
8.125%, 9/01/18		150	164,250

			3,301,535

Consumer Cyclical - Automotive – 3.8%
Allison Transmission, Inc. 7.125%, 5/15/19(a)		430	462,787
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(a)		399	437,902
American Axle & Manufacturing, Inc. 6.25%, 3/15/21		340	348,500
Banque PSA Finance SA 4.375%, 4/04/16(a)		160	162,569
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		150	152,250
Continental Rubber of America Corp. 4.50%, 9/15/19(a)		365	373,212
Dana Holding Corp. 6.50%, 2/15/19		335	359,288
Delphi Corp. 5.875%, 5/15/19		309	333,720
General Motors Financial Co., Inc. 4.75%, 8/15/17(a)		175	182,513
6.75%, 6/01/18		325	368,063
Goodyear Tire & Rubber Co. (The) 6.50%, 3/01/21		95	97,969
Schaeffler Finance BV 7.75%, 2/15/17(a)		200	225,250
8.50%, 2/15/19(a)		200	227,500
Tenneco, Inc. 6.875%, 12/15/20		145	159,319
Titan International, Inc. 7.875%, 10/01/17(a)		308	331,485

			4,222,327

16	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 1.2%
AMC Entertainment, Inc. 8.75%, 6/01/19	U.S.$	344	$377,540
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		265	299,450
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		514	557,690
Regal Entertainment Group 9.125%, 8/15/18		100	112,250

			1,346,930

Consumer Cyclical - Other – 3.6%
Beazer Homes USA, Inc. 6.625%, 4/15/18		308	332,640
Boardriders SA 8.875%, 12/15/17(a)	EUR	165	222,609
Centex Corp. 6.50%, 5/01/16	U.S.$	230	263,062
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		250	268,437
DR Horton, Inc. 3.625%, 2/15/18		200	201,750
4.75%, 5/15/17		235	249,394
6.50%, 4/15/16		100	111,000
Hanesbrands, Inc. 8.00%, 12/15/16		82	88,868
Jones Group, Inc. (The) 5.125%, 11/15/14		240	251,400
Jones Group, Inc./Apparel Group Hold/Apparel Group USA/Footwear Acc Retail 6.875%, 3/15/19		200	211,750
Lennar Corp. 4.125%, 12/01/18(a)		200	199,500
4.75%, 12/15/17		140	146,650
Series B
6.50%, 4/15/16		170	188,062
Levi Strauss & Co. 6.875%, 5/01/22(a)		140	153,300
MCE Finance Ltd. 5.00%, 2/15/21(a)		200	200,000
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		100	101,000
7.25%, 6/15/16		120	135,750
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		250	280,625
Toll Brothers Finance Corp. 5.15%, 5/15/15		150	159,095

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, 11/01/17	U.S.$	175	$187,688

			3,952,580

Consumer Cyclical - Restaurants – 0.7%
Burger King Corp. 9.875%, 10/15/18		420	482,475
CKE Restaurants, Inc. 11.375%, 7/15/18		292	338,720

			821,195

Consumer Cyclical - Retailers – 1.5%
Dollar General Corp. 4.125%, 7/15/17		313	336,084
Limited Brands, Inc. 6.90%, 7/15/17		400	459,500
Rite Aid Corp. 8.00%, 8/15/20		125	141,250
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19		600	664,500

			1,601,334

Consumer Non-Cyclical – 9.4%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		189	209,318
ARAMARK Corp. 5.75%, 3/15/20(a)		130	132,925
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	135	192,812
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	195	303,700
Cerba European Lab 7.00%, 2/01/20(a)	EUR	575	748,121
CHS/Community Health Systems, Inc. 8.00%, 11/15/19	U.S.$	49	54,268
Constellation Brands, Inc. 7.25%, 9/01/16		240	272,400
ConvaTec Healthcare E SA 7.375%, 12/15/17(a)	EUR	535	733,027
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	108	117,990
Dean Foods Co. 7.00%, 6/01/16		270	299,025
Endo Health Solutions, Inc. 7.00%, 7/15/19-12/15/20		540	576,912
Grifols, Inc. 8.25%, 2/01/18		515	566,500
HCA, Inc. 7.875%, 2/15/20		275	303,875

18	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hologic, Inc. 6.25%, 8/01/20	U.S.$	52	$55,315
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		375	430,312
Jarden Corp. 7.50%, 5/01/17		310	350,687
JBS Finance II Ltd. 8.25%, 1/29/18(a)		150	164,250
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		188	203,510
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	130	203,454
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	215	298,334
Revlon Consumer Products Corp. 5.75%, 2/15/21(a)	U.S.$	340	341,275
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(a)		22	23,623
Spectrum Brands, Inc. 6.75%, 3/15/20		125	134,844
9.50%, 6/15/18		255	288,787
Stater Bros Holdings, Inc. 7.375%, 11/15/18		165	176,344
Tenet Healthcare Corp. 4.75%, 6/01/20(a)		125	125,625
6.25%, 11/01/18		425	471,750
8.875%, 7/01/19		85	95,625
Universal Health Services, Inc.
7.00%, 10/01/18		330	358,875
7.125%, 6/30/16		65	74,263
Valeant Pharmaceuticals International 6.50%, 7/15/16(a)		425	443,594
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		516	548,895
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		625	662,500
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	230	355,589

			10,318,324

Energy – 2.8%
Antero Resources Finance Corp. 9.375%, 12/01/17	U.S.$	150	162,750
Atwood Oceanics, Inc. 6.50%, 2/01/20		29	31,538
Cie Generale de Geophysique – Veritas 9.50%, 5/15/16		170	178,500

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 8.25%, 10/01/19	U.S.$	115	$127,938
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		100	107,250
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		112	122,640
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21(a)		503	499,227
Key Energy Services, Inc. 6.75%, 3/01/21		170	177,225
Milestone Aviation Group Ltd. 8.625%, 12/15/17(a)		357	366,817
Newfield Exploration Co. 7.125%, 5/15/18		180	187,425
Offshore Group Investment Ltd. 11.50%, 8/01/15		82	89,380
Oil States International, Inc. 6.50%, 6/01/19		150	160,500
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		330	361,350
Pioneer Energy Services Corp. 9.875%, 3/15/18		145	158,775
Plains Exploration & Production Co.
6.50%, 11/15/20		130	143,650
7.625%, 6/01/18		175	182,875

			3,057,840

Other Industrial – 2.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		400	429,000
Brightstar Corp. 9.50%, 12/01/16(a)		474	507,180
Interline Brands, Inc./NJ 7.50%, 11/15/18		365	396,025
NANA Development Corp. 9.50%, 3/15/19(a)		490	496,125
Rexel SA
5.125%, 6/15/20(a)	EUR	439	569,767
5.25%, 6/15/20(a)	U.S.$	321	325,012
6.125%, 12/15/19(a)		215	226,288

			2,949,397

Services – 2.0%
Cerved Technologies SpA 6.375%, 1/15/20(a)	EUR	290	366,235
Corrections Corp. of America 4.125%, 4/01/20(a)	U.S.$	685	697,844
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		166	178,450

20	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sabre, Inc. 8.50%, 5/15/19(a)	U.S.$	298	$323,330
Service Corp. International/US 6.75%, 4/01/16(b)		175	196,000
ServiceMaster Co./TN 7.00%, 8/15/20(a)		415	429,525

			2,191,384

Technology – 2.3%
Amkor Technology, Inc. 6.375%, 10/01/22		125	124,688
Avaya, Inc. 7.00%, 4/01/19(a)		376	367,540
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		410	457,150
CommScope, Inc. 8.25%, 1/15/19(a)		150	162,750
First Data Corp. 7.375%, 6/15/19(a)		150	159,750
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		150	164,625
NXP BV/NXP Funding LLC
5.75%, 2/15/21(a)		200	207,500
9.75%, 8/01/18(a)		220	250,800
Seagate Technology HDD Holdings 6.80%, 10/01/16		370	418,100
Sensata Technologies BV 6.50%, 5/15/19(a)		150	162,000

			2,474,903

Transportation - Services – 1.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.625%, 3/15/18		495	558,736
HDTFS, Inc. 6.25%, 10/15/22		24	26,040
Hertz Corp. (The)
4.25%, 4/01/18(a)		365	371,844
5.875%, 10/15/20		63	66,465
6.75%, 4/15/19		270	294,637
Oshkosh Corp. 8.25%, 3/01/17		300	326,625
8.50%, 3/01/20		150	168,000

			1,812,347

			64,127,928

Financial Institutions – 3.3%
Banking – 0.7%
Ally Financial, Inc. 4.625%, 6/26/15		230	240,648
Series 8 6.75%, 12/01/14		150	160,875

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Amsouth Bank/Birmingham AL Series AI 5.20%, 4/01/15	U.S.$	100	$106,556
LBG Capital No.2 PLC Series 21 15.00%, 12/21/19	GBP	126	273,778

			781,857

Brokerage – 0.3%
E*Trade Financial Corp. 6.375%, 11/15/19	U.S.$	273	288,698

Finance – 1.6%
AerCap Aviation Solutions BV 6.375%, 5/30/17		230	246,962
Air Lease Corp. 6.125%, 4/01/17		430	465,475
CIT Group, Inc.
5.00%, 5/15/17		178	190,905
5.25%, 3/15/18		166	179,280
International Lease Finance Corp.
4.625%, 4/15/21		446	444,885
5.625%, 9/20/13		120	122,100
8.75%, 3/15/17(c)		112	131,740

			1,781,347

Other Finance – 0.7%
Aviation Capital Group Corp.
4.625%, 1/31/18(a)		126	129,992
7.125%, 10/15/20(a)		353	398,408
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16		150	156,188
8.00%, 1/15/18		115	123,050

			807,638

			3,659,540

Utility – 3.3%
Electric – 2.7%
AES Corp./VA 8.00%, 10/15/17		190	223,488
9.75%, 4/15/16		300	357,750
Calpine Corp. 7.25%, 10/15/17(a)		278	294,680
Series AI
7.25%, 10/15/17		136	144,160
EDP Finance BV 5.50%, 2/18/14	EUR	100	132,071
6.00%, 2/02/18(a)	U.S.$	400	421,000

22	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	325	$362,375
9.50%, 10/15/18		385	453,337
Puget Energy, Inc. 6.50%, 12/15/20		375	435,793
Techem GmbH 6.125%, 10/01/19(a)	EUR	120	164,590

			2,989,244

Natural Gas – 0.6%
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)	U.S.$	102	111,435
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		150	163,100
Sabine Pass LNG LP 7.50%, 11/30/16		315	348,075

			622,610

			3,611,854

Total Corporates – Non-Investment Grades (cost $69,604,260)			71,399,322

CORPORATES - INVESTMENT GRADES – 8.0%
Financial Institutions – 4.2%
Banking – 3.4%
Akbank TAS 5.125%, 7/22/15(a)		300	314,625
BBVA US Senior SAU 4.664%, 10/09/15		315	323,024
Intesa Sanpaolo SpA 3.875%, 1/16/18		370	367,612
Lloyds TSB Bank PLC 11.875%, 12/16/21(a)	EUR	200	315,467
Macquarie Group Ltd. 7.30%, 8/01/14(a)	U.S.$	150	160,710
Regions Financial Corp. 5.75%, 6/15/15		235	254,999
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		431	496,727
Sovereign Bank/Wilmington DE 8.75%, 5/30/18		250	302,176
Turkiye Garanti Bankasi AS 4.00%, 9/13/17(a)		295	303,384
Turkiye Halk Bankasi AS 4.875%, 7/19/17(a)		400	420,844
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(a)		300	323,930
Zions Bancorporation 4.50%, 3/27/17		100	106,813

			3,690,311

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
SLM Corp. 3.875%, 9/10/15	U.S.$	200	$208,258
8.45%, 6/15/18		250	296,250

			504,508

Insurance – 0.4%
American International Group, Inc. 4.875%, 9/15/16		150	166,921
Cloverie PLC for Zurich Insurance Co., Ltd. 12.00%, 7/15/14	EUR	200	285,981

			452,902

			4,647,721

Industrial – 2.5%
Basic – 0.2%
CF Industries, Inc. 6.875%, 5/01/18	U.S.$	125	149,769

Capital Goods – 0.2%
Mohawk Industries, Inc. 6.375%, 1/15/16		185	206,506

Communications - Media – 0.1%
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		114	115,151

Communications - Telecommunications – 0.3%
Embarq Corp. 7.082%, 6/01/16		120	137,379
Telefonica Emisiones SAU 3.992%, 2/16/16		125	130,292
Series G
3.661%, 9/18/17(a)	EUR	50	66,668

			334,339

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 3.875%, 1/15/15	U.S.$	200	207,913

Consumer Cyclical - Other – 0.2%
Seminole Indian Tribe of Florida 7.75%, 10/01/17(a)		235	253,800

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		64	74,357

Consumer Non-Cyclical – 0.3%
Mylan, Inc./PA 7.875%, 7/15/20(a)		280	326,736

24	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.4%
Pioneer Natural Resources Co. 5.875%, 7/15/16	U.S.$	225	$254,451
Transocean, Inc. 5.05%, 12/15/16		150	166,665

			421,116

Other Industrial – 0.1%
URS Corp. 4.10%, 4/01/17(a)		135	140,296

Services – 0.4%
QVC, Inc. 7.375%, 10/15/20(a)		215	238,049
7.50%, 10/01/19(a)		200	221,032

			459,081

			2,689,064

Utility – 0.8%
Electric – 0.4%
CMS Energy Corp. 6.55%, 7/17/17		160	191,192
Iberdrola International BV 4.50%, 9/21/17	EUR	200	278,235

			469,427

Natural Gas – 0.4%
Gas Natural Capital Markets SA 6.00%, 1/27/20(a)		200	295,869
Tennessee Gas Pipeline Co. LLC 8.00%, 2/01/16	U.S.$	140	165,509

			461,378

			930,805

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Abu Dhabi National Energy Co. 2.50%, 1/12/18(a)		335	336,583
Petrobras International Finance Co. – Pifco 3.50%, 2/06/17		155	160,036

			496,619

Total Corporates – Investment Grades (cost $8,410,812)			8,764,209

EMERGING MARKETS – CORPORATE BONDS – 5.5%
Industrial – 4.4%
Basic – 0.8%
Indo Energy Finance BV 7.00%, 5/07/18(a)		265	285,537

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Severstal OAO Via Steel Capital SA 6.70%, 10/25/17(a)	U.S.$	440	$478,500
Vedanta Resources PLC 8.75%, 1/15/14(a)		135	140,400

			904,437

Communications - Media – 0.5%
Columbus International, Inc. 11.50%, 11/20/14(a)		450	501,750

Communications - Telecommunications – 0.5%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		450	534,038

Consumer Non-Cyclical – 2.6%
Agrokor DD 9.875%, 5/01/19(a)	EUR	510	731,213
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)		240	335,332
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	440	397,100
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		375	426,562
Tonon Bioenergia SA 9.25%, 1/24/20(a)		265	269,566
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		645	732,075

			2,891,848

			4,832,073

Financial Institutions – 0.6%
Banking – 0.2%
Halyk Savings Bank of Kazakhstan JSC 9.25%, 10/16/13(a)		250	255,625

Finance – 0.4%
Sistema International Funding SA 6.95%, 5/17/19(a)		400	432,528

			688,153

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Bank of Moscow via BOM Capital PL 6.699%, 3/11/15(a)		290	307,255

26	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Listrindo Capital BV 6.95%, 2/21/19(a)	U.S.$	200	$221,546

Total Emerging Markets – Corporate Bonds (cost $5,944,321)			6,049,027

BANK LOANS – 3.1%
Industrial – 3.1%
Basic – 0.2%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 5.25%, 10/18/17(b)		100	100,628
Unifrax Holding Co. 5.25%, 11/01/18(b)	EUR	75	95,899

			196,527

Capital Goods – 0.1%
Serta Simmons Holdings, LLC 5.00%-6.00%, 10/01/19(b)	U.S.$	150	151,950

Communications - Media – 0.5%
Crown Media Holdings, Inc. 6.75%, 7/14/18(b)		136	135,928
FoxCo Acquisition Sub, LLC 5.50%, 7/14/17(b)		299	303,444
LIN Television Corp. 4.00%, 12/21/18(b)		148	149,515

			588,887

Communications - Telecommunications – 0.2%
Alcatel-Lucent USA, Inc. 7.25%, 1/30/19(b)		180	182,123

Consumer Cyclical - Automotive – 0.4%
TI Group Automotive Systems, LLC 6.75%, 3/14/18(b)		149	149,619
Veyance Technologies, Inc. 5.25%, 9/08/17(b)		300	300,321

			449,940

Consumer Cyclical - Entertainment – 0.2%
Station Casinos, LLC 5.00%, 3/20/20(b)		175	176,895

Consumer Cyclical - Other – 0.2%
New HB Acquisition, LLC 3/21/20(d)		240	245,400

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Lord & Taylor Holdings, LLC (LT Propco, LLC) 5.75%, 1/11/19(b)	U.S.$	108	$108,585

Consumer Non-Cyclical – 0.7%
Emergency Medical Services Corporation 4.00%, 5/25/18(b)		142	143,806
Jazz Pharmaceutical, Inc. 5.25%, 6/12/18(b)		241	243,484
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(b)		149	150,618
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) 4.25%, 12/05/18(b)		148	149,733
Wolverine Worldwide, Inc. 4.00%, 10/09/19(b)		128	129,345

			816,986

Energy – 0.2%
Pilot Travel Centers LLC 4.25%, 8/07/19(b)		249	251,471

Other Industrial – 0.1%
Navistar, Inc. 7.00%, 8/17/17(b)		100	100,723

Services – 0.2%
Orbitz Worldwide, Inc. Term Loan B 9/25/17(d)		175	176,167

Total Bank Loans (cost $3,391,906)			3,445,654

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
Non-Agency Fixed Rate CMBS – 2.2%
Commercial Mortgage Pass-Through Certificates
Series 2006-C3, Class AJ
5.805%, 6/15/38		365	356,436
Series 2007-C3, Class AM
5.68%, 6/15/39		150	160,577
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		250	275,747
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.635%, 4/10/38		115	114,125

28	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LD12, Class AM 6.001%, 2/15/51	U.S.$	400	$457,087
Series 2007-LDPX, Class AM 5.464%, 1/15/49		122	130,591
Series 2012-CBX, Class E 5.19%, 6/15/45(a)		100	97,007
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	185,776
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJFX 5.147%, 12/12/49(a)		30	27,902
Morgan Stanley Capital I Trust Series 2007-T27, Class AJ 5.651%, 6/11/42		195	194,362
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		384	351,476

Total Commercial Mortgage-Backed Securities (cost $2,173,881)			2,351,086

EMERGING MARKETS - SOVEREIGNS – 1.8%
Croatia – 0.5%
Croatia Government International Bond 6.25%, 4/27/17(a)		465	498,131

Hungary – 0.3%
Hungary Government International Bond 4.125%, 2/19/18		400	380,085

Serbia – 0.5%
Republic of Serbia 4.875%, 2/25/20(a)		591	583,911

Sri Lanka – 0.2%
Sri Lanka 7.40%, 1/22/15(a)		160	170,400

Ukraine – 0.3%
Ukraine Government International Bond 6.875%, 9/23/15(a)		300	299,130

Total Emerging Markets – Sovereigns (cost $1,929,285)			1,931,657

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Azerbaijan – 0.2%
State Oil Co. of the Azerbaijan Republic 5.45%, 2/09/17(a)	U.S.$	240	$255,600

Hungary – 0.2%
Magyar Export-Import Bank RT 5.50%, 2/12/18(a)		235	234,932

Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 11.75%, 1/23/15(a)		225	260,719

Luxembourg – 0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 9.00%, 6/11/14(a)		125	135,200

Russia – 0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		100	109,500

Ukraine – 0.1%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		100	102,620

United Arab Emirates – 0.3%
Dubai Electricity & Water Authority 6.375%, 10/21/16(a)		300	336,300

Total Quasi-Sovereigns (cost $1,387,782)			1,434,871

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Israel – 0.3%
Israel Electric Corp., Ltd. 6.70%, 2/10/17(a)		290	322,988

Norway – 0.1%
Eksportfinans ASA
2.00%, 9/15/15		13	12,481
2.375%, 5/25/16		112	106,540

			119,021

30	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.1%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17		GBP	100	$153,464

Total Governments–Sovereign Agencies (cost $570,838)				595,473

COVERED BONDS – 0.5%
Covered Bonds – 0.5%
Banco de Sabadell SA 3.625%, 2/16/15		EUR	100	131,048
Bankinter SA 3.875%, 10/30/15			50	66,141
CaixaBank 5.125%, 4/27/16			150	206,395
Kutxabank SA 5.125%, 4/08/15			100	135,050

Total Covered Bonds (cost $524,311)				538,634

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Bonds 3.125%, 2/15/42 (cost $254,634)	U.S.$		260	261,300

			Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
US Bancorp 6.50%			3,000	89,580
Zions Bancorporation 9.50%			4,000	103,400

				192,980

REITS – 0.0%
Health Care REIT, Inc. 6.50%			925	24,946

				217,926

Industrial – 0.0%
Basic – 0.0%
ArcelorMittal 6.00%			1,100	23,045

Total Preferred Stocks (cost $226,385)				240,971

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Lithuania – 0.1%
Lithuania Government International Bond 6.75%, 1/15/15(a) (cost $103,205)	U.S.$	100	$108,300

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Apr 2013, Exercise Price: $ 148.00 (e)(f) (cost $11,779)		38	912

		Shares
SHORT-TERM INVESTMENTS – 8.3%
Investment Companies – 8.3%
Alliance Bernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.12%(g) (cost $9,066,144)		9,066,144	9,066,144

Total Investments – 96.8% (cost $103,599,543)			106,187,560
Other assets less liabilities – 3.2%			3,512,442

Net Assets – 100.0%			$109,700,002

32	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	50	June 2013	$11,022,052	$11,022,656	$604
U.S. T-Note 5 Yr Futures	142	June 2013	17,586,506	17,615,766	29,260
Ultra Long U.S. T-Bond Futures	7	June 2013	1,092,759	1,103,156	10,397
Sold Contracts
U.S. T-Note 10 Yr Futures	4	June 2013	522,994	527,938	(4,944)

					$35,317

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	817	USD	1,236	4/11/13	$(4,376)
Deutsche Bank AG London	GBP	143	USD	215	4/11/13	(2,030)
Royal Bank of Scotland PLC	EUR	285	USD	367	4/11/13	2,180
State Street Bank & Trust Co.	EUR	923	USD	1,194	4/11/13	10,147
State Street Bank & Trust Co.	GBP	147	USD	222	4/11/13	(903)
State Street Bank & Trust Co.	JPY	550	USD	6	4/12/13	39
UBS AG	EUR	5,754	USD	7,511	4/11/13	135,015

						$140,072

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 19 5 Year Index	JPMorgan Chase Bank, NA	Sell	102.00%	4/17/13	$800	$11,600	$(1,345)

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	130	12/6/22	1.860%	6 Month LIBOR	$(672)
Bank of America, NA		60	12/6/42	6 Month LIBOR	2.97%	(98)
Barclays Bank PLC		$1,560	1/22/15	0.401%	3 Month LIBOR	(156)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC		$880	9/17/22	1.821%	3 Month LIBOR	$8,442
Citibank, NA		3,000	9/14/17	0.836%	3 Month LIBOR	(1,728)
Citibank, NA	GBP	90	1/2/23	1.958%	6 Month LIBOR	(1,462)
Citibank, NA		110	1/2/43	6 Month LIBOR	3.056%	2,588
Credit Suisse International		$8,120	10/29/14	0.41%	3 Month LIBOR	(12,413)
Credit Suisse International		1,020	12/7/14	0.361%	3 Month LIBOR	(433)
Credit Suisse International		1,600	1/31/15	0.435%	3 Month LIBOR	(1,134)
Credit Suisse International		1,800	3/8/15	0.381%	3 Month LIBOR	1,023
Credit Suisse International		550	12/7/17	0.742%	3 Month LIBOR	2,433
Credit Suisse International		670	11/13/22	1.647%	3 Month LIBOR	15,190
Credit Suisse International		230	12/31/22	1.796%	3 Month LIBOR	2,855
Deutsche Bank AG		570	12/31/17	0.853%	3 Month LIBOR	9
Deutsche Bank AG		1,160	1/18/18	0.870%	3 Month LIBOR	1,367
Deutsche Bank AG		650	2/8/18	0.992%	3 Month LIBOR	(2,625)
Deutsche Bank AG		2,310	3/20/18	0.97%	3 Month LIBOR	(2,396)
Deutsche Bank AG	GBP	1,450	10/4/22	1.86%	6 Month LIBOR	(16,711)
Deutsche Bank AG		310	2/22/23	2.125%	6 Month LIBOR	(10,762)
Deutsche Bank AG		630	3/18/23	1.975%	6 Month LIBOR	(6,478)
Deutsche Bank AG		610	10/4/42	6 Month LIBOR	2.968%	2,339
Deutsche Bank AG		170	2/22/43	6 Month LIBOR	3.213%	11,744
Deutsche Bank AG		260	3/18/43	6 Month LIBOR	3.128%	10,115
Goldman Sachs International		$3,110	9/18/17	0.853%	3 Month LIBOR	(3,616)
Goldman Sachs International		3,080	11/13/17	0.779%	3 Month LIBOR	4,881
Goldman Sachs International		420	1/24/23	1.891%	3 Month LIBOR	2,736
Goldman Sachs International	GBP	1,480	2/5/23	2.138%	6 Month LIBOR	(56,818)
Goldman Sachs International		720	2/5/43	6 Month LIBOR	3.188%	45,153

34	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA		$650	10/24/17	0.882%	3 Month LIBOR	$(2,902)
JPMorgan Chase Bank, NA		620	2/19/18	1.025%	3 Month LIBOR	(3,177)
JPMorgan Chase Bank, NA		830	3/8/18	0.946%	3 Month LIBOR	(376)
JPMorgan Chase Bank, NA	GBP	190	1/22/23	2.050%	6 Month LIBOR	(5,167)
JPMorgan Chase Bank, NA		$370	3/13/23	2.144%	3 Month LIBOR	(4,877)

						$(23,126)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 17 5 Year Index, 6/20/17*	(5.00)%	2.55%	$900	$(86,910)	$(88,614)	$1,704
CDX-NAIG Series 18 5 Year Index, 6/20/17*	(1.00)	0.69	2,000	(26,517)	(5,028)	(21,489)
Barclays Bank PLC:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 3/20/17*	(5.00)	6.22	60	2,654	4,612	(1,958)
Citibank, NA:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	(5.00)	3.97	1,500	(65,313)	(62,128)	(3,185)
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	(5.00)	3.97	2,000	(87,083)	(84,083)	(3,000)
CDX-NAHY Series 19 5 Year Index,12/20/17*	(5.00)	3.97	850	(37,010)	(17,852)	(19,158)
CDX-NAHY Series 19 5 Year Index,12/20/17*	(5.00)	3.97	1,650	(71,844)	(32,557)	(39,287)
Morgan Stanley Capital Services LLC:
CDX-EM Series 17 5 Year Index, 6/20/17*	(5.00)	2.55	1,000	(96,567)	(104,502)	7,935

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 17 5 Year Index, 12/20/16*	(1.00)%	0.59%		$1,000	$(15,419)	$9,427	$(24,846)
Sale Contracts
Bank of America, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	5.07		60	(68)	(1,871)	1,803
CDX-NAHY Series 14 5 Year Index, 6/20/15*	5.00	1.57		1,781	136,528	10,172	126,356
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88		236	(30,489)	(39,474)	8,985
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88		118	(15,245)	(19,694)	4,449
The Goodyear Tire & Rubber Co. 7.00%, 3/15/28, 6/20/17*	5.00	4.42		140	3,384	(9,891)	13,275
Barclays Bank PLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	6.03		300	(12,917)	(8,944)	(3,973)
Community Health Systems, Inc., 8.875%, 7/15/15, 6/20/17*	5.00	2.57		150	14,848	(8,100)	22,948
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	2.45		180	18,746	(912)	19,658
Levi Strauss & Co., 7.625%, 5/15/15, 12/20/17*	5.00	3.09		150	12,307	290	12,017
M.D.C. Holdings, Inc., 5.625%,2/01/20, 6/20/17*	1.00	1.23		180	(1,622)	(7,914)	6,292
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	3.51		180	10,916	(13,465)	24,381
NXP BV, 2.945%, 10/15/13, 3/20/18*	5.00	3.45	EUR	50	4,470	3,419	1,051

36	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00%	3.45%	$140	$8,719	$1,695	$7,024
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	3.45	200	12,456	4,893	7,563
Citibank, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	5.07	140	(158)	(9,595)	9,437
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	2.71	160	14,971	(5,320)	20,291
Owens-Brockway Glass Container Inc., 7.375%, 5/15/16, 6/20/18*	5.00	2.50	400	49,332	51,413	(2,081)
Sanmina-SCI Corp., 0.00%, 9/12/20, 6/20/18*	5.00	5.20	300	(2,133)	(1,118)	(1,015)
SLM Corp., 6.25%, 1/25/16, 6/20/17*	5.00	2.43	70	7,329	(1,055)	8,384
The Goodyear Tire & Rubber Co. 7.00%, 3/15/28, 6/20/18*	5.00	5.28	290	(3,090)	(2,160)	(930)
Windstream Corporation, 7.875%, 11/01/17, 6/20/18*	5.00	4.47	410	10,704	11,506	(802)
Deutsche Bank AG:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	118	(15,249)	(21,341)	6,092
Goldman Sachs Bank USA:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	236	(30,488)	(42,921)	12,433
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	118	(15,245)	(20,015)	4,770
HCA, Inc., 8.00%, 10/01/18, 9/20/17*	5.00	2.68	250	24,279	7,037	17,242

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International:
Community Health Systems, Inc., 8.00%, 11/15/19, 6/20/18*	5.00%	3.41%		$300	$23,247	$22,709	$538
Community Health Systems, Inc., 8.875%, 7/15/15, 9/20/16*	5.00	1.95		130	13,300	180	13,120
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/18*	5.00	3.26		390	33,064	30,463	2,601
JPMorgan Chase Bank, NA:
Community Health Systems, Inc., 8.875%, 7/15/15, 12/20/16*	5.00	2.14		100	10,117	(7,579)	17,696
Levi Strauss & Co., 8.875%, 4/1/16, 12/20/16*	5.00	2.21		150	14,692	(6,110)	20,802
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00	1.05		150	21,786	6,931	14,855
MGM Resorts International, 7.625%, 1/15/17, 12/20/14*	5.00	0.64		100	7,360	(2,844)	10,204
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	4.58		450	9,515	8,671	844
Morgan Stanley Capital Services LLC:
Amkor Technology, Inc., 6.625%, 6/1/21, 12/20/16*	5.00	4.43		150	2,493	(5,130)	7,623
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.59		150	2,313	214	2,099
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88		118	(15,244)	(20,099)	4,855
NXP BV, 2.945%, 10/15/13, 6/20/17*	5.00	2.95	EUR	110	11,673	(5,978)	17,651

38	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sanmina-SCI Corp., 8.125%, 3/01/16, 12/20/16*	5.00%	3.62%	$150	$6,893	$(12,339)	$19,232
The Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 12/20/16*	5.00	3.66	100	4,239	(3,032)	7,271
UBS AG:
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/17*	5.00	4.42	130	3,142	(9,309)	12,451
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	2.45	160	16,663	(2,936)	19,599
Levi Strauss & Co., 8.875% 4/01/16, 6/20/17*	5.00	2.71	40	3,743	(2,034)	5,777
SLM Corp. 6.25% 1/25/16, 6/20/17*	5.00	2.49	120	12,246	(2,591)	14,837

				$(100,482)	$(514,903)	$414,421

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $44,567,507 or 40.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

(c)	Variable rate coupon, rate shown as of March 31, 2013.

(d)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain of these unfunded loan commitments amounted to $421,567 and $6,367, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(e)	Non-income producing security.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Portfolio of Investments

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

40	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $94,533,399)	$97,121,416
Affiliated issuers (cost $9,066,144)	9,066,144
Cash	240,199	(a)
Receivable for capital stock sold	4,256,321
Interest and dividends receivable	1,673,023
Unrealized appreciation on credit default swap contracts	536,145
Premium paid on credit default swap contracts	173,632
Unrealized appreciation of forward currency exchange contracts	147,381
Unrealized appreciation on interest rate swap contracts	110,875
Receivable for variation margin on futures contracts	35,638
Receivable for investment securities sold	6,923

Total assets	113,367,697

Liabilities
Due to custodian	106,465
Swaptions written, at value (premiums received $11,600)	1,345
Payable for investment securities purchased and foreign currency transactions	2,296,010
Premium received on credit default swap contracts	688,535
Dividends payable	135,169
Unrealized depreciation on interest rate swap contracts	134,001
Unrealized depreciation on credit default swap contracts	121,724
Payable for capital stock redeemed	84,248
Advisory fee payable	22,662
Distribution fee payable	12,037
Unrealized depreciation of forward currency exchange contracts	7,309
Transfer Agent fee payable	3,751
Accrued expenses	54,439

Total liabilities	3,667,695

Net Assets	$109,700,002

Composition of Net Assets
Capital stock, at par	$10,251
Additional paid-in capital	106,245,740
Distributions in excess of net investment income	(80,396)
Accumulated net realized gain on investment and foreign currency transactions	360,064
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,164,343

	$109,700,002

(a)	An amount of $240,199 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

		Shares Outstanding	Net Asset Value
Class	Net Assets

A	$15,716,149	1,467,583	$10.71	*

C	$10,963,529	1,024,377	$10.70

Advisor	$56,184,625	5,253,053	$10.70

R	$10,745	1,003	$10.71

K	$10,747	1,003.63	$10.71

I	$26,814,207	2,503,873	$10.71

*	The maximum offering price per share for Class A shares was $11.19 which reflects a sales charge of 4.25%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2013 (unaudited)

Investment Income
Interest	$2,046,793
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $61)	8,312
Affiliated issuers	1,911
Other fee income	2,293	$2,059,309

Expenses
Advisory fee (see Note B)	225,718
Distribution fee—Class A	10,452
Distribution fee—Class C	33,506
Distribution fee—Class R	27
Distribution fee—Class K	13
Transfer agency—Class A	1,194
Transfer agency—Class C	1,178
Transfer agency—Advisor Class	6,071
Transfer agency—Class R	3
Transfer agency—Class K	3
Transfer agency—Class I	2,656
Custodian	83,779
Administrative	32,460
Audit	29,120
Registration fees	26,434
Amortization of offering expenses	22,245
Legal	20,919
Printing	14,462
Directors’ fees	5,715
Miscellaneous	29

Total expenses	515,984
Less: expenses waived and reimbursed by the Adviser (see Note B)	(189,826)

Net expenses		326,158

Net investment income		1,733,151

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(64,178)
Futures contracts		(39,811)
Options written		23,016
Swaptions written		148,702
Swap contracts		306,930
Foreign currency transactions		(13,243)
Net change in unrealized appreciation/depreciation of:
Investments		741,192
Futures contracts		815
Swaptions written		(20,896)
Swap contracts		232,027
Foreign currency denominated assets and liabilities		208,023

Net gain on investment and foreign currency transactions		1,522,577

Net Increase in Net Assets from Operations		$3,255,728

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Increase in Net Assets from Operations
Net investment income	$1,733,151	$1,503,393
Net realized gain on investment and foreign currency transactions	361,416	406,904
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,161,161	2,003,182

Net increase in net assets from operations	3,255,728	3,913,479
Dividends and Distributions to Shareholders from
Net investment income
Class A	(159,237)	(76,525)
Class C	(130,498)	(32,308)
Advisor Class	(863,104)	(586,869)
Class R	(240)	(406)
Class K	(253)	(427)
Class I	(664,844)	(1,117,626)
Net realized gain on investment transactions
Class A	(6,949)	– 0	–
Class C	(8,157)	– 0	–
Advisor Class	(49,095)	– 0	–
Class R	(17)	– 0	–
Class K	(17)	– 0	–
Class I	(42,566)	– 0	–
Capital Stock Transactions
Net increase	46,189,916	60,080,017

Total increase	47,520,667	62,179,335
Net Assets
Beginning of period	62,179,335	– 0	–

End of period (including distributions in excess of net investment income of ($80,396) and undistributed net investment income of $4,629, respectively)	$109,700,002	$62,179,335

(a)	Commencement of operations.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Limited Duration High Income Portfolio. The Limited Duration High Income Portfolio (the “Portfolio”) has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Notes to Financial Statements

at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market

46	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Notes to Financial Statements

inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates—Non-Investment Grades	$	– 0	–	$70,567,030		$832,292		$71,399,322
Corporates—Investment Grades		– 0	–	8,764,209		– 0	–	8,764,209
Emerging Markets—Corporate Bonds		– 0	–	6,049,027		– 0	–	6,049,027
Bank Loans		– 0	–	– 0	–	3,445,654		3,445,654
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	2,351,086		2,351,086
Emerging Markets—Sovereigns		– 0	–	1,931,657		– 0	–	1,931,657
Quasi-Sovereigns		– 0	–	1,434,871		– 0	–	1,434,871
Governments—Sovereign Agencies		– 0	–	595,473		– 0	–	595,473
Covered Bonds		– 0	–	538,634		– 0	–	538,634
Governments—Treasuries		– 0	–	261,300		– 0	–	261,300
Preferred Stocks		240,971		– 0	–	– 0	–	240,971
Governments—Sovereign Bonds		– 0	–	108,300		– 0	–	108,300
Options Purchased—Puts		– 0	–	912		– 0	–	912
Short-Term Investments		9,066,144		– 0	–	– 0	–	9,066,144

Total Investments in Securities		9,307,115		90,251,413		6,629,032		106,187,560
Other Financial Instruments*:
Assets:
Futures Contracts		40,261		– 0	–	– 0	–	40,261	#
Forward Currency Exchange Contracts		– 0	–	147,381		– 0	–	147,381
Interest Rate Swap Contracts		– 0	–	110,875		– 0	–	110,875
Credit Default Swap Contracts		– 0	–	536,145		– 0	–	536,145

48	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures Contracts	$(4,944)		$	– 0	–	$	– 0	–	$(4,944)#
Forward Currency Exchange Contracts	– 0	–		(7,309)			– 0	–	(7,309)
Credit Default Swaptions Written	– 0	–		(1,345)			– 0	–	(1,345)
Interest Rate Swap Contracts	– 0	–		(134,001)			– 0	–	(134,001)
Credit Default Swap Contracts	– 0	–		(121,724)			– 0	–	(121,724)

Total+	$9,342,432			$90,781,435			$6,629,032		$106,752,899

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades		Bank Loans		Commercial Mortgage-Backed Securities
Balance as of 9/30/12	$438,600		$2,833,333		$1,448,759
Accrued discounts/(premiums)	172		2,777		2,628
Realized gain (loss)	– 0	–	13,801		38,360
Change in unrealized appreciation/depreciation	27,857		6,693		103,347
Purchases	793,943		1,862,138		858,528
Sales	(428,280)		(1,273,088)		(359,284)
Transfers in to Level 3	– 0	–	– 0	–	258,748
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/13++	$832,292		$3,445,654		$2,351,086

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$38,213		$27,038		$120,785

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

	Total
Balance as of 9/30/12	$4,720,692
Accrued discounts/(premiums)	5,577
Realized gain (loss)	52,161
Change in unrealized appreciation/depreciation	137,897
Purchases	3,514,609
Sales	(2,060,652)
Transfers in to Level 3	258,748
Transfers out of Level 3	– 0	–

Balance as of 3/31/13	$6,629,032

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$186,036

++	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following represents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2013:

Quantitative Information about Level 3

Fair Value Measurements

	Fair Value at 3/31/2013	Valuation Technique	Unobservable Input	Range
Bank Loans	$3,445,654	Third Party Vendor	Evaluated Quotes	$100.00 - $102.25
Commercial Mortgage-Backed Securities	$2,351,086	Third Party Vendor	Evaluated Quotes	$91.55 - $114.27
Corporates—Non-Investment Grades	$832,292	Third Party Vendor	Evaluated Quotes	$102.75 - $108.25

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

50	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $149,675 were deferred and amortized on a straight line basis over a one year period starting from December 7, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net

52	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 7, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before December 7, 2014. For the six months ended March 31, 2013, such waiver/reimbursement amounted to $157,366. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended March 31, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $32,460.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,984 for the six months ended March 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $5,220 from the sale of Class A shares and received $21,092 and $729 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended March 31, 2013.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2013 is as follows:

Market Value September 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2013 (000)	Dividend Income (000)
$ 1,035	$35,702	$27,671	$9,066	$2

Brokerage commissions paid on investment transactions for the six months ended March 31, 2013 amounted to $3,419, of which $0 and $0, respectively,

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $66,276, $23 and $59 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$47,249,634	$9,217,485
U.S. government securities	6,249,946	8,432,388

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$2,881,844
Gross unrealized depreciation	(293,827)

Net unrealized appreciation	$2,588,017

54	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the Portfolio held futures contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2013, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a

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Notes to Financial Statements

realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2013, the Portfolio held purchased options for hedging purposes.

During the six months ended March 31, 2013, the Portfolio held written options for hedging purposes.

During the six months ended March 31, 2013, the Portfolio held written swaptions for hedging and non-hedging purposes.

For the six months ended March 31, 2013, the Portfolio had the following transactions in written options and swaptions:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	– 0	–	$	– 0	–
Options written	56,640,044			95,928
Options expired	(56,640,013)			(41,442)
Options bought back	(31)			(54,486)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/13	– 0	–	$	– 0	–

	Notional Amount		Premiums Received
Swaptions written outstanding as of 9/30/12	4,750,000		$81,205
Swaptions written	5,090,000		79,097
Swaptions expired	(9,040,000)		(148,702)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 3/31/13	800,000		$11,600

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate

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Notes to Financial Statements

bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2013, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2013, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2013, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $9,400,096, with net unrealized appreciation of $517,705, and terms of less than 6 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2013, the Portfolio held total return swaps for hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net

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Notes to Financial Statements

assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $346,320. If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, an amount of $346,320 would be required to be posted by the Portfolio.

At March 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$147,381		Unrealized depreciation of forward currency exchange contracts	$7,309

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	40,261	*	Receivable/Payable for variation margin on futures contracts	4,944	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	110,875		Unrealized depreciation on interest rate swap contracts	134,001

Credit contracts	Unrealized appreciation on credit default swap contracts	536,145		Unrealized depreciation on credit default swap contracts	121,724

Credit contracts				Swaptions written, at value	1,345

Equity contracts	Investments in securities, at value	912

Total		$835,574			$269,323

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,123	$211,754

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(18,853)	1,936

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	33,474	– 0	–

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(24,150)	16,896

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(20,199)	77,355

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(39,811)	815

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	327,129	154,672

62	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$148,702	$(20,896)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(119,656)	21,689

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(10,458)	– 0	–

Total		$280,301	$464,221

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended March 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$192,008	(a)
Average principal amount of sale contracts	$7,052,304

Futures Contracts:
Average original value of buy contracts	$20,926,617
Average original value of sale contracts	$522,994	(a)

Interest Rate Swap Contracts:
Average notional amount	$28,106,121

Credit Default Swap Contracts:
Average notional amount of buy contracts	$6,349,314
Average notional amount of sale contracts	$8,021,994

Total Return Swap Contracts:
Average notional amount	$1,098,169	(b)

Purchased Options:
Average monthly cost	$97,905

(a)	Positions were open for two months during the period.

(b)	Positions were open for twenty eight days during the period.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	63

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

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Notes to Financial Statements

As of March 31, 2013, the Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Constellation Brands, Inc.	$430,000	$	– 0	–
Milacron LLC	350,000		– 0	–
Nielsen Finance LLC	430,000		– 0	–

During the six months ended March 31, 2013, the Portfolio received commitment fees or additional funding fees during the period in the amount of $2,293.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012

Class A
Shares sold	1,276,984	602,819	$13,653,113	$6,207,263

Shares issued in reinvestment of dividends and distributions	5,811	4,584	61,871	47,613

Shares redeemed	(374,642)	(47,973)	(3,973,314)	(504,155)

Net increase	908,153	559,430	$9,741,670	$5,750,721

Class C
Shares sold	664,725	372,030	$7,083,228	$3,845,528

Shares issued in reinvestment of dividends and distributions	8,445	2,040	89,873	21,276

Shares redeemed	(22,862)	(1)	(243,912)	(10)

Net increase	650,308	374,069	$6,929,189	$3,866,794

Advisor Class
Shares sold	3,019,837	2,516,423	$32,177,815	$25,747,987

Shares issued in reinvestment of dividends and distributions	72,763	44,730	773,773	461,952

Shares redeemed	(322,914)	(77,786)	(3,432,531)	(806,102)

Net increase	2,769,686	2,483,367	$29,519,057	$25,403,837

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	65

Notes to Financial Statements

	Shares			Amount
	Six Months Ended March 31, 2013 (unaudited)		December 7, 2011(a) to September 30, 2012	Six Months Ended March 31, 2013 (unaudited)			December 7, 2011(a) to September 30, 2012

Class R
Shares sold	– 0	–	1,000	$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–	3		– 0	–	33

Net increase	– 0	–	1,003	$	– 0	–	$10,035

Class K
Shares sold	– 0	–	1,000	$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–	4		– 0	–	34

Net increase	– 0	–	1,004	$	– 0	–	$10,036

Class I
Shares sold	– 0	–	2,495,000	$	– 0	–	$24,950,002

Shares issued in reinvestment of dividends and distributions	– 0	–	8,873		– 0	–	88,592

Net increase	– 0	–	2,503,873	$	– 0	–	$25,038,594

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of

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Notes to Financial Statements

many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended September 30, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$1,814,161

Total taxable distributions	1,814,161

Total distributions paid	$1,814,161

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$423,353
Undistributed net capital gain	12,137
Unrealized appreciation/(depreciation)	1,792,945	(a)

Total accumulated earnings/(deficit)	$2,228,435	(b)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Portfolio did not have any capital loss carryforwards.

68	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.32
Net realized and unrealized gain on investment and foreign currency transactions	.26	.59

Net increase in net asset value from operations	.48	.91

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.41)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.27)	(.41)

Net asset value, end of period	$ 10.71	$ 10.50

Total Return
Total investment return based on net asset value(d)	4.59%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,715	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%	1.05%
Expenses, before waivers/reimbursements(e)	1.54%	1.88%
Net investment income(c)(e)	4.38%	4.38%
Portfolio turnover rate	24%	44%

See footnote summary on page 75.

70	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.26
Net realized and unrealized gain on investment and foreign currency transactions	.24	.59

Net increase in net asset value from operations	.43	.85

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.35)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.23)	(.35)

Net asset value, end of period	$ 10.70	$ 10.50

Total Return
Total investment return based on net asset value(d)	4.12%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,964	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%	1.75%
Expenses, before waivers/reimbursements(e)	2.24%	2.65%
Net investment income(c)(e)	3.69%	3.74%
Portfolio turnover rate	24%	44%

See footnote summary on page 75.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.36
Net realized and unrealized gain on investment and foreign currency transactions	.25	.57

Net increase in net asset value from operations	.49	.93

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.44)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.28)	(.44)

Net asset value, end of period	$ 10.70	$ 10.49

Total Return
Total investment return based on net asset value(d)	4.74%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,185	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%	.75%
Expenses, before waivers/reimbursements(e)	1.25%	1.93%
Net investment income(c)(e)	4.71%	4.62%
Portfolio turnover rate	24%	44%

See footnote summary on page 75.

72	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.32
Net realized and unrealized gain on investment and foreign currency transactions	.24	.58

Net increase in net asset value from operations	.47	.90

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.40)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.26)	(.40)

Net asset value, end of period	$ 10.71	$ 10.50

Total Return
Total investment return based on net asset value(d)	4.48%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%	1.25%
Expenses, before waivers/reimbursements(e)	1.82%	2.66%
Net investment income(c)(e)	4.25%	3.80%
Portfolio turnover rate	24%	44%

See footnote summary on page 75.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.34
Net realized and unrealized gain on investment and foreign currency transactions	.24	.58

Net increase in net asset value from operations	.48	.92

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.42)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.27)	(.42)

Net asset value, end of period	$ 10.71	$ 10.50

Total Return
Total investment return based on net asset value(d)	4.61%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.00%	1.00%
Expenses, before waivers/reimbursements(e)	1.54%	2.40%
Net investment income(c)(e)	4.51%	4.05%
Portfolio turnover rate	24%	44%

See footnote summary on page 75.

74	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2013 (unaudited)	December 7, 2011(a) to September 30, 2012
Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.36
Net realized and unrealized gain on investment and foreign currency transactions	.24	.58

Net increase in net asset value from operations	.49	.94

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.44)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.28)	(.44)

Net asset value, end of period	$ 10.71	$ 10.50

Total Return
Total investment return based on net asset value(d)	4.74%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,814	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%	.75%
Expenses, before waivers/reimbursements(e)	1.26%	2.16%
Net investment income(c)(e)	4.76%	4.31%
Portfolio turnover rate	24%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ashish C. Shah(2) , Vice President Michael E. Sohr(2) , Vice President	Amy Strugazow(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its senior investment management team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Ms. Amy Strugazow are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

76	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is to seek the highest level of income that is available without assuming the Adviser’s determination of undue risk to principal. The Portfolio will meet its investment objective through investing in fixed income securities with an emphasis on corporate fixed-income securities rated below investment grade3, unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Portfolio may also invest in loan participations, investment grade fixed income securities, high yield securities of government and government-related issuers, equity securities, and ETFs. The Portfolio will not invest more than 10% of its net assets in securities rated CCC or below at the time of purchase. Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of between one and four years. The Portfolio will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Adviser will use derivatives, including futures, options, credit default and interest rate swaps, in managing the Portfolio. The Adviser proposed the Barclays Capital Global High Yield 1-5 Year Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its High Current Yield category and Morningstar to place Portfolio in its High Yield Bond category.

1	It should be noted that the information in the fee evaluation was completed on September 8, 2011 and discussed with the Board of Directors on September 21, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Below investment grade securities are securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	77

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
60 bp on the first $2.5 billion 55 bp on the next $2.5 billion 50 bp on the balance	Limited Duration High Income Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

78	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[4]		Fiscal Year End
Limited Duration High Income Portfolio[5]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	1.36 1.61 2.31 1.81 1.56 1.36 1.56 1.36	% % % % % % % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing

4	The expense ratios shown are based on an initial estimate of each Portfolio’s net assets at $100 million.

5	Excludes fees and expenses of ETFs.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	79

a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are the Portfolio’s effective advisory fee and what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Limited Duration High Income Portfolio	$100.0	Limited Duration High Income 55 bp on 1st $50 million 35 bp on the balance	0.450	0.600

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below is the category advisory fee schedule applicable to the Portfolio and the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

80	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

effective fee of the Portfolio had the category fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Limited Duration High Income Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.500	0.600

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at an initial estimate of the Portfolio’s net assets at $100 million.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “[t]hese comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Limited Duration High Income Portfolio	0.600	0.749	4/17

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Limited Duration High Income Portfolio	1.050	1.107	6/17	1.104	35/95

Based on this analysis, Limited Duration High Income Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolio’s Class A shares.

82	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	83

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $456 billion as of July 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the breakpoints in the Portfolio’s advisory fee schedule to levels that better reflect the breakpoint levels of its peers and will maintain its effective advisory fee in line with its peers as assets increase. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 17, 2011

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

84	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	85

AllianceBernstein Family of Funds

NOTES

86	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	87

NOTES

88	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	89

NOTES

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NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	91

NOTES

92	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0152-0313

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2013